SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2004

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other Jurisdiction of incorporation or organization)	(State or other Jurisdiction of incorporation or organization)

333-71397

(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio	44143
(Address of principal executive offices)	(Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished pursuant to Item 12.

Exhibit No.	Description
99.1	Press release issued January 19, 2004

Item 12. Results of Operations and Financial Condition

On January 19, 2004, TransDigm Inc. issued a press release announcing additional information on fiscal year 2003 and fiscal year 2004. A copy of the press release is attached to this report as Exhibit 99.1.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ Gregory Rufus

Gregory Rufus Chief Financial Officer

Date: January 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ Gregory Rufus

Gregory Rufus Chief Financial Officer

Date: January 20, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued January 19, 2004